FSV-S2 P1, P2, P4
07/12

SUPPLEMENT DATED JULY 2, 2012
TO THE PROSPECTUSES
DATED MAY 1, 2012 OF
Franklin Small Cap Value Securities Fund
(A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I. The portfolio management team under the "Fund Summary—Portfolio Managers" section on page FSV-S4 is revised as follows:

Portfolio Managers

WILLIAM J. LIPPMAN *President of Advisory Services and portfolio manager of the Fund since inception (1998).*

STEVEN B. RAINERI *Portfolio Manager of Advisory Services and portfolio manager of the Fund since July 2012.*

BRUCE C. BAUGHMAN, CPA *Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1998).*

MARGARET MCGEE *Vice President of Advisory Services and portfolio manager of the Fund since inception (1998).*

DONALD G. TAYLOR, CPA *Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1998).*

II. The portfolio management team under the "Fund Details—Management" section beginning on page FSV-D5 is revised as follows:

WILLIAM LIPPMAN *President of Advisory Services*
Mr. Lippman has been the lead portfolio manager of the Fund since its inception and became a co-lead in 2007. He joined Franklin Templeton Investments in 1988.

STEVEN B. RAINERI Portfolio Manager of Advisory Services
Mr. Raineri has been a co-lead portfolio manager of the Fund since July 2012. He joined Franklin Templeton Investments in 2005.

BRUCE BAUGHMAN *Senior Vice President of Advisory Services*
Mr. Baughman has been a portfolio manager of the Fund since its inception. He joined Franklin Templeton Investments in 1988.